                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  November 17, 2005
                                                      (November 10, 2005)
                                                      --------------------------

                   WILLBROS EMPLOYEES' 401(k) INVESTMENT PLAN
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            333-21399                                   Not Applicable
--------------------------------------------------------------------------------
     (Commission File Number)                  (IRS Employer Identification No.)

             4400 Post Oak Parkway, Suite 1000, Houston, Texas 77027
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                  (Zip Code)

                                 (713) 403-8000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


RESIGNATION OF INDEPENDENT AUDITORS

         On November 10, 2005, the Willbros Employees' 401(k) Investment Plan (the "Plan") was notified by KPMG LLP ("KPMG"), its independent auditors, that, effective upon the completion of the audit of the Willbros Group, Inc.'s (the "Company") consolidated financial statements as of and for the year ended December 31, 2004, and the issuance of their report thereon, and filing of the Company's Form 10-Q's for the three month period ended March 31, 2005 and the six month period ended June 30, 2005, it is resigning as the Plan's independent auditors.

         The reports of KPMG on the Plan's consolidated financial statements for the past two fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         The resignation of KPMG has been accepted by the Audit Committee of the Company's Board of Directors.

         In connection with the Plan audit of the last two fiscal years and the subsequent interim period through November 10, 2005, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years.

         In connection with the Plan audit of the last two fiscal years and the subsequent interim period through November 10, 2005, there were no "reportable events" (hereinafter defined) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term "reportable event" means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

ENGAGEMENT OF NEW INDEPENDENT AUDITORS

         The Audit Committee is in discussions with a number of independent registered public accounting firms for selection as a replacement for KPMG.

STATEMENT OF PREVIOUS INDEPENDENT AUDITORS

         The Company has asked KPMG to furnish it with a letter addressed to the SEC stating whether it agrees or disagrees with the above statements and a copy of that letter is attached as Exhibit 16 to this Report. The Company has authorized KPMG to fully respond to the inquiries of the successor accountants to be selected by the Company.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (d)      The following exhibit is filed herewith:

                16    Letter from KPMG dated November 16, 2005.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WILLBROS EMPLOYEES' 401(k)
                                        INVESTMENT PLAN


Date: November 17, 2005                 By: /s/ Dennis G. Berryhill
                                            ------------------------------------
                                            Dennis G. Berryhill
                                            Willbros Employee Benefits Committee

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
16                  Letter from KPMG dated November 16, 2005.